                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-2671

                             SCUDDER MUNICIPAL TRUST
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                 Two International Place, Boston, MA 02110-4103
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (212) 454-7190
                                                            --------------

                                  Paul Schubert
                                 345 Park Avenue
                               New York, NY 10154
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        5/31

Date of reporting period:       11/30/2005

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder High Yield Tax-Free Fund

Semiannual Report to Shareholders

November 30, 2005

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Investment Management Agreement Approval

Click Here Account Management Resources

Click Here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund may invest in lower-quality and nonrated securities, which present greater risk of loss of principal and interest than higher-quality securities. Insurance pertains to the timely payment of principal and interest by the issuer of the underlying securities, and not to the value of the fund's shares. Finally, the fund may focus its investments in certain geographical regions, thereby increasing its vulnerability to developments in that region. This may result in greater share price volatility. A portion of the fund's returns may be subject to federal, state and local tax and the alternative minimum tax. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary November 30, 2005

Classes A, B, C and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

To discourage short-term trading, shareholders redeeming shares held less than 15 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during the 1-year, 3-year, 5-year and 10-year periods for Class A, B and C shares and all periods for Institutional Class shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

A portion of the Fund's distributions may be subject to federal, state and local tax and the alternative minimum tax.

Returns shown for Class A, B and C shares for the periods prior to their inception on May 1, 2000 are derived from the historical performance of Class S shares of the Scudder High Yield Tax-Free Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 11/30/05
Scudder High Yield Tax-Free Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class A	1.50%	5.74%	5.93%	6.45%	5.90%
Class B	1.02%	4.85%	5.07%	5.59%	5.01%
Class C	1.11%	4.94%	5.12%	5.63%	5.02%
Lehman Brothers Municipal Bond Index+	.36%	3.88%	4.86%	5.92%	5.72%
Scudder High Yield Tax-Free Fund	6-Month*	1-Year	3-Year	Life of Class*
Institutional Class	1.63%	5.98%	6.08%	5.61%
Lehman Brothers Municipal Bond Index+	.36%	3.88%	4.86%	4.51%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

* Institutional Class shares commenced operations on August 19, 2002. Index returns begin August 31, 2002.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 11/30/05	$ 12.77	$ 12.77	$ 12.78	$ 12.79
5/31/05	$ 12.88	$ 12.89	$ 12.89	$ 12.90
Distribution Information: Six Months: Income Dividends as of 11/30/05	$ .30	$ .25	$ .25	$ .32
November Income Dividend	$ .0504	$ .0425	$ .0427	$ .0522
SEC 30-day Yield++ as of 11/30/05	4.00%	3.42%	3.44%	4.40%
Tax Equivalent Yield++ as of 11/30/05	6.15%	5.26%	5.29%	6.77%
Current Annualized Distribution Rate++ as of 11/30/05	4.80%	4.05%	4.07%	4.97%

++ The SEC yield is net investment income per share earned over the month ended November 30, 2005, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Tax equivalent yield is based on the Fund's yield and a marginal federal income rate of 35%. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on November 30, 2005. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield would have been 4.39% for the Institutional Class, had certain expenses not been reduced. In addition, the current annualized distribution rate would have been 4.96% had certain expenses not been reduced. Yields and distribution rates are historical and will fluctuate.

Class A Lipper Rankings — High-Yield Municipal Debt Funds Category as of 11/30/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	57	of	78	73
3-Year	50	of	76	65
5-Year	21	of	69	30

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder High Yield Tax-Free Fund — Class A [] Lehman Brothers Municipal Bond Index+

Yearly periods ended November 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 11/30/05
Scudder High Yield Tax-Free Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,098	$11,351	$13,052	$16,935
	Average annual total return	.98%	4.31%	5.47%	5.41%
Class B	Growth of $10,000	$10,185	$11,398	$13,028	$16,300
	Average annual total return	1.85%	4.46%	5.43%	5.01%
Class C	Growth of $10,000	$10,494	$11,615	$13,152	$16,319
	Average annual total return	4.94%	5.12%	5.63%	5.02%
Lehman Brothers Municipal Bond Index+	Growth of $10,000	$10,388	$11,531	$13,333	$17,447
	Average annual total return	3.88%	4.86%	5.92%	5.72%
Scudder High Yield Tax-Free Fund		1-Year	3-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$1,059,800	$1,193,800	$1,196,200
	Average annual total return	5.98%	6.08%	5.61%
Lehman Brothers Municipal Bond Index+	Growth of $1,000,000	$1,038,800	$1,153,100	$1,154,000
	Average annual total return	3.88%	4.86%	4.51%

The growth of $10,000 and $1,000,000 are cumulative.

The minimum initial investment for Institutional Class is $1,000,000.

* Institutional Class shares commenced operations on August 19, 2002. Index returns begin August 31, 2002.

+ The Lehman Brothers Municipal Bond Index is an unmanaged market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit aarp.scudder.com (Class AARP) or myScudder.com (Class S) for the Fund's most recent month-end performance.

To discourage short-term trading, shareholders redeeming shares held less than 15 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings for the 3-year, 5-year and 10-year periods for Class S and Class AARP shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

A portion of the Fund's distributions may be subject to federal, state and local tax and the alternative minimum tax.

Returns shown for Class AARP shares for the periods prior to their inception on October 2, 2000 are derived from the historical performance of Class S shares of the Scudder High Yield Tax-Free Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Average Annual Total Returns as of 11/30/05
Scudder High Yield Tax-Free Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class S	1.59%	5.84%	6.01%	6.51%	6.06%
Class AARP	1.59%	5.93%	6.02%	6.51%	6.07%
Lehman Brothers Municipal Bond Index+	.36%	3.88%	4.86%	5.92%	5.72%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 11/30/05	$ 12.78	$ 12.78
5/31/05	$ 12.89	$ 12.89
Distribution Information: Six Months: Income Dividends as of 11/30/05	$ .31	$ .31
November Income Dividend	$ .0524	$ .0526
SEC 30-day Yield++ as of 11/30/05	4.37%	4.38%
Tax Equivalent Yield++ as of 11/30/05	6.72%	6.74%
Current Annualized Distribution Rate++ as of 11/30/05	4.99%	5.01%

++ The SEC yield is net investment income per share earned over the month ended November 30, 2005, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Tax equivalent yield is based on the fund's yield and a marginal federal income rate of 35%. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on November 30, 2005. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical and will fluctuate.

Class S Lipper Rankings — High-Yield Municipal Debt Funds Category as of 11/30/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	53	of	78	68
3-Year	45	of	76	59
5-Year	17	of	69	25
10-Year	2	of	35	6

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] Scudder High Yield Tax-Free Fund — Class S [] Lehman Brothers Municipal Bond Index+

Yearly periods ended November 30
Comparative Results as of 11/30/05
Scudder High Yield Tax-Free Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$10,584	$11,915	$13,707	$18,018
	Average annual total return	5.84%	6.01%	6.51%	6.06%
Class AARP	Growth of $10,000	$10,593	$11,918	$13,707	$18,023
	Average annual total return	5.93%	6.02%	6.51%	6.07%
Lehman Brothers Municipal Bond Index+	Growth of $10,000	$10,388	$11,531	$13,333	$17,447
	Average annual total return	3.88%	4.86%	5.92%	5.72%

The growth of $10,000 is cumulative.

+ The Lehman Brothers Municipal Bond Index is an unmanaged market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Institutional Class shares limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended November 30, 2005.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended November 30, 2005
Actual Fund Return	Class A	Class B	Class C	Class AARP	Class S	Institutional Class
Beginning Account Value 6/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/05	$ 1,015.00	$ 1,010.20	$ 1,011.10	$ 1,015.90	$ 1,015.90	$ 1,016.30
Expenses Paid per $1,000*	$ 4.85	$ 8.87	$ 8.77	$ 3.99	$ 3.94	$ 3.89
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class AARP	Class S	Institutional Class
Beginning Account Value 6/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/05	$ 1,020.26	$ 1,016.24	$ 1,016.34	$ 1,021.11	$ 1,021.16	$ 1,021.21
Expenses Paid per $1,000*	$ 4.86	$ 8.90	$ 8.80	$ 4.00	$ 3.95	$ 3.90

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class AARP	Class S	Institutional Class
Scudder High Yield Tax-Free Fund	.96%	1.76%	1.74%	.79%	.78%	.77%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

Philip G. Condon serves as lead portfolio manager of Scudder High Yield Tax-Free Fund. Rebecca L. Wilson is a portfolio manager. In the following interview, Scudder's municipal bond team discusses the fund's performance for the period and the market environment for municipal bonds.

Q:  Will you describe the general market environment during the semiannual period ended November 30, 2005?

A:  Municipal bonds and the broad bond market delivered weak results over the period, as interest rates rose across all maturities. The municipal bond market, as measured by the Lehman Brothers Municipal Bond Index, delivered a total return of 0.36% for the six months ended November 30, 2005.1 The broad bond market, as measured by the Lehman Brothers Aggregate Bond Index, delivered a total return of -0.48% for the same period.2

1 The Lehman Brothers Municipal Bond Index is an unmanaged market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.

2 The Lehman Brothers Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities of 1 year or more.

Index returns represent assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

The relationship between supply of and demand for municipal issues can be an important factor in the performance of this market. High demand or low supply can drive municipal bond prices higher, while low demand or high supply can have the reverse effect. For the period, the supply of municipal issues coming to market remained heavy, driven in large part by refunding as issuers sought to take advantage of historically low interest rates, although the supply of newly originated issues began to spike as well toward the end of the period. In fact, through the end of November, municipal issuance in 2005 was on pace to exceed the record for any calendar year. On the demand side, interest from retail investors which had been soft because of low yields and concerns about the potential for a rise in interest rate levels (and decline in bond prices), showed signs of strengthening as rates rose. Institutions such as insurance companies and hedge funds continued to support the market, while mutual fund flows have also been positive, although largely focused on high yield vehicles.

During the six-month period, the Federal Reserve Board (the Fed) increased the federal funds rate — the interbank overnight lending rate and a benchmark for market interest rates — from 3.00% to 4.00% in four increments of 0.25%. This caused yields on shorter-term bonds, which are highly sensitive to Fed moves, to rise. Since a bond's yield moves in the opposite direction of its price, this meant that prices of short-term bonds generally fell. Longer term interest rates, which had previously confounded expectations by remaining relatively stable in the face of Fed tightening, rose as well, although to a somewhat lesser extent.

The overall result was that the tax-free yield curve continued along its recent course of flattening, but only to a modest degree.3 On the municipal bond curve, yields on two-year issues increased by 48 basis points while bonds with 30-year maturities experienced a yield increase of 29 basis points, resulting in a total flattening of 19 basis points. (100 basis points equals one percentage point. See the accompanying graph for a depiction of municipal bond yield changes between the beginning and end of the period.)

3 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as "steep," this is especially true) the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.

Municipal bond yield curve (as of 5/31/05 and 11/30/05)

Maturity

Source: Municipal Market Data

This chart is not intended to represent the yield of any Scudder fund.

Q:  How did Scudder High Yield Tax-Free Fund perform for the six-month period ended November 30, 2005?

A:  Scudder High Yield Tax-Free Fund posted a modest positive return for the period, well ahead of its unmanaged benchmark and roughly in keeping with its average Lipper peer. The fund's Class A shares delivered a total return of 1.50%, while its benchmark, the unmanaged Lehman Brothers Municipal Bond Index, returned 0.36%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results.) The fund's average peer in the Lipper High Yield Municipal Debt Funds category gained 1.51%.4 (Please see 3 through 8 for the performance of other share classes and more complete performance information.)

4 The Lipper High Yield Municipal Debt Funds category includes funds that invest at least 50% of its assets in lower-rated municipal debt issues. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the High Yield Municipal Debt Funds category. For the 1-, 3- and 5-year periods this categories average was 6.26% (78 funds), 6.42% (76 funds) and 6.06% (69 funds), respectively, as of 11/30/05.

Q:  How was the fund positioned, and how did this positioning contribute to its performance for the semiannual period?

A:  High-yield municipal bonds continued to outperform the broader municipal market over the annual period. Interest rates remain low by historical standards and investors continue to seek out higher-yielding, lower quality investments. This increase in demand led high-yield securities to outperform higher-quality bonds in the period. In addition, the US economy continued to show signs of improvement throughout the period, strengthening the outlook for entities that issue high-yield bonds. As a result, the yield spread provided by high-yield bonds to compensate investors for assuming the incremental risk of these issues narrowed during the period, with a positive impact on prices.5

5 The yield spread is the difference between the yield of a municipal bond security and the yield of an AAA-rated municipal credit. A large spread indicates that investors require yields substantially above those of Treasuries in order to invest in high-yield bonds. This is generally indicative of a higher-risk environment. A smaller spread generally indicates a more positive environment, since investors are less concerned about risk and therefore willing to accept lower yields. A drop in the yield spread is a positive.

The fund's returns were somewhat constrained due to our relative underweighting of lower quality, higher-yielding bonds, which outperformed over the period. At the same time, our underexposure to airline-related issues helped performance, as this sector continued to experience distress in the aftermath of bankruptcy filings by Delta and Northwest. Our holdings of issues related to hospitals and senior living centers helped returns as these sectors benefited from spread tightening and refunding activity (which generally results in an improved credit profile for the affected issues).

We do not focus on trying to predict the overall level of interest rates, and we attempt to keep the fund's duration and overall interest rate sensitivity similar to that of its peers and its benchmark, the Lehman Brothers Municipal Bond Index.6 At the same time, we continue to monitor the municipal yield curve and position the fund's investments along the curve based upon where we believe the best total return opportunities lie. In this vein, while targeting a neutral duration stance, we worked to minimize the fund's exposure to intermediate term issues, which underperformed over the period. We are currently emphasizing bonds with maturities in the 10- to 15-year range and that are priced to a 10-year call. This positioning reflects our assessment of the relative attractiveness from a risk/reward standpoint of different segments of the municipal market.

6 Duration is a measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a 100-basis-point (one single percentage point) change in market interest rate levels. A duration of 1.25, for example, means that the price of a bond or bond portfolio should rise by approximately 1.25% for a one-percentage-point drop in interest rates. And, that it should fall by 1.25% for a one-percentage-point rise in interest rates.

Going forward, we will continue to manage the fund's credit profile opportunistically, adjusting our exposure to lower quality issues up or down in view of the relative value they present. With credit spreads currently narrow by historical standards, we believe our somewhat defensive stance from a quality perspective has us well-positioned for the next high yield market cycle. More broadly, we believe that municipal bonds are fairly valued relative to Treasuries and agencies all along the yield curve. We will continue to take a prudent approach to investing in the municipal market, while seeking to maintain an attractive dividend and minimize taxable capital gains distributions.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary November 30, 2005

Portfolio Composition	11/30/05	5/31/05

Revenue Bonds	68%	70%
General Obligation Bonds	14%	13%
ETM/Prerefunded	14%	10%
Lease Obligations	4%	7%
	100%	100%
Quality	11/30/05	5/31/05

AAA	34%	38%
AA	6%	3%
A	15%	16%
BBB	17%	15%
BB	4%	4%
B	2%	4%
CCC	2%	—
Not Rated	20%	20%
	100%	100%
Effective Maturity	11/30/05	5/31/05

Less than 1 year	8%	9%
1 - 4.99 years	21%	14%
5 - 7.99 years	42%	39%
8 - 15 years	23%	34%
Greater than 15 years	6%	4%
	100%	100%

Weighted average effective maturity: 7.34 years and 7.16 years, respectively.

Top Five State Allocations (% of Investment Portfolio)	11/30/05	5/31/05

California	19%	18%
Texas	10%	10%
New York	10%	9%
Pennsylvania	6%	5%
Massachusetts	6%	5%

Portfolio composition, quality, effective maturity and top five state allocations are subject to change.

The quality ratings represent the lower of Moody's Investors Services, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

For more complete details about the Fund's investment portfolio, see page 18. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of November 30, 2005 (Unaudited)

	Principal Amount ($)	Value ($)

Municipal Bonds and Notes 93.3%
Alabama 0.8%
Camden, AL, Industrial Development Board Revenue, Weyerhaeuser, Series A, 6.125%, 12/1/2024	1,000,000	1,104,800
Huntsville, AL, Hospital & Healthcare Revenue, Health Care Authority, Series A, 5.75%, 6/1/2031	3,700,000	3,880,671
Sylacauga, AL, Health Care Authority Revenue, Coosa Valley Medical Center, Series A, 6.0%, 8/1/2035	2,000,000	2,011,460
		6,996,931
Alaska 0.3%
Anchorage, AK, State General Obligation, 5.5%, 7/1/2018 (a)	2,680,000	2,924,416
Arizona 0.5%
Arizona, Water & Sewer Revenue, Water Infrastructure Finance Authority, Series A, Prerefunded, 5.375%, 10/1/2013	3,625,000	3,955,818
California 18.1%
California, Electric Revenue, Department of Water Resources and Power Supply, Series A, 5.875%, 5/1/2016	4,500,000	5,088,195
California, Mult-Family Housing Revenue, Communities Development Authority Revenue, East Valley Tourist, Series A, 9.25%, 10/1/2020	4,000,000	4,392,200
California, Public Works Board, Lease Revenue, Department of Mental Health, Series A, 5.5%, 6/1/2020	4,000,000	4,307,840
California, Special Assessment Revenue, Golden State Tobacco Securitization Corp.:
Series B, 5.625%, 6/1/2038	15,110,000	16,862,156
Series 2003-A-1, 6.75%, 6/1/2039	17,750,000	19,998,570
California, State Department of Water Resources, Power Supply Revenue, Series B-4, 2.95%*, 5/1/2022, Bayerische Landesbank (b)	500,000	500,000
California, State Economic Recovery, Series C-9, 2.94%*, 7/1/2023, Bank of Nova Scotia (b)	600,000	600,000
California, State General Obligation:
Series A-2, 2.95%*, 5/1/2033, Westlb AG (b)	1,000,000	1,000,000
5.0%, 2/1/2020	11,105,000	11,607,834
5.25%, 2/1/2019	8,000,000	8,527,600
California, State Public Works Board, Lease Revenue, Department of Corrections, Series C, 5.5%, 6/1/2019	3,825,000	4,128,973
Fontana, CA, Public Financing Authority, Tax Allocation Revenue, North Fontana Redevelopment, Series A, 5.0%, 10/1/2025 (a)	6,170,000	6,405,200
Foothill, CA, Transportation/Tolls Revenue, Eastern Corridor Agency:
Series A, Prerefunded, 7.1%, 1/1/2011	4,415,000	5,116,499
Series A, Prerefunded, 7.15%, 1/1/2014	2,875,000	3,337,243
Fullerton, CA, Joint Union High School District, Election 2002, Series B, 5.0%, 8/1/2025 (a)	1,420,000	1,488,146
Hayward, CA, Multi-Family Housing Revenue, Timbers Apartments, Series A, AMT, 3.06%*, 3/15/2033	200,000	200,000
Los Angeles, CA, Airport Revenue, Regional Airports Improvement Corporation Lease, AMT, Series C, 7.5%, 12/1/2024	6,035,000	6,013,817
Los Angeles, CA, Community Redevelopment Agency, Financing Authority Revenue, Bunker Hill Project, Series A, 5.0%, 12/1/2027 (a)	5,500,000	5,679,080
Los Angeles, CA, Unified School District:
Series E, 5.0%, 7/1/2019 (a)	6,830,000	7,287,883
Series E, 5.0%, 7/1/2020 (a)	7,410,000	7,888,612
Los Angeles, CA, Water and Power Revenue, Series B-3, 2.98%*, 7/1/2034	400,000	400,000
Millbrae, CA, Senior Care Revenue, Magnolia of Millbrae Project, AMT, Series A, 7.375%, 9/1/2027	950,000	971,109
Sacramento, CA, Project Revenue, City Financing Authority, Convention Center Hotel, Series A, 6.25%, 1/1/2030	4,000,000	4,179,480
San Diego County, CA, Certificates of Participation, Edgemoor Project & Regional System, 5.0%, 2/1/2026 (a)	1,000,000	1,034,510
San Joaquin Hills, CA, Transportation Corridor Agency:
Prerefunded, 7.6%, 1/1/2011	5,000,000	5,538,800
Prerefunded, 7.65%, 1/1/2012	15,000,000	16,631,400
Prerefunded, 7.65%, 1/1/2013	4,000,000	4,435,040
		153,620,187
Colorado 3.3%
Colorado, Educational & Cultural Facilities Authority Revenue, National Jewish Federal Bond Program, Series A1, 2.98%*, 9/1/2033, Bank of America NA (b)	1,050,000	1,050,000
Colorado, Hospital & Healthcare Revenue, Health Facilities Authority, Hospital-Portercare Adventist Health, 6.625%, 11/15/2026	2,000,000	2,316,400
Colorado, Transportation/Tolls Revenue, Northwest Parkway Public Highway Authority, Series D, 7.125%, 6/15/2041	8,000,000	8,636,240
Denver, CO, Airport Revenue, AMT, Series D, 7.75%, 11/15/2013	9,775,000	11,274,192
Denver, CO, Sales & Special Tax Revenue, Urban Renewal Authority, AMT, 7.75%, 9/1/2016	2,300,000	2,393,242
Montrose, CO, Memorial Hospital Revenue, 6.375%, 12/1/2023	2,355,000	2,542,952
		28,213,026
Connecticut 1.7%
Mashantucket, CT, Project Revenue, Western Pequot Tribe:
Series B, 144A, Zero Coupon, 9/1/2010	2,000,000	1,601,600
Series B, 144A, Zero Coupon, 9/1/2011	2,000,000	1,511,900
Series B, 144A, Zero Coupon, 9/1/2012	2,000,000	1,430,300
Series B, 144A, Zero Coupon, 9/1/2013	2,000,000	1,340,600
Series B, 144A, Zero Coupon, 9/1/2014	2,000,000	1,262,360
Mashantucket, CT, Sports, Expo & Entertainment Revenue, Western Pequot Tribe:
Series B, 144A, 5.7%, 9/1/2012	1,000,000	1,050,070
Series A, Prerefunded, 144A, 6.4%, 9/1/2011	1,490,000	1,567,212
Series A, 144A, 6.4%, 9/1/2011	1,510,000	1,566,927
Mohegan Tribe, CT, Gaming Authority, Priority Distribution, 144A, 5.25%, 1/1/2033	3,000,000	2,995,560
		14,326,529
Delaware 0.2%
Delaware, Industrial Development Revenue, 6.375%, 5/1/2027	2,000,000	2,100,980
Florida 2.6%
Bayside, FL, Sales & Special Tax Revenue, Community Development District, Series A, 6.3%, 5/1/2018	455,000	467,740
Broward County, FL, Educational Facilities Authority Revenue, Nova Southeastern, Series C, 3.01%*, 4/1/2024, Bank of America NA (b)	600,000	600,000
Highlands County, FL, Health Facilities Authority Revenue, Adventist Sunbelt, Series A, 6.0%, 11/15/2031	1,000,000	1,071,470
Highlands County, FL, Hospital & Healthcare Revenue, Health Facilities Authority, Adventist Hospital, Series D, 5.875%, 11/15/2029	4,000,000	4,299,360
Hillsborough County, FL, Hospital & Healthcare Revenue, Industrial Development Authority, University Community Hospital Project, Series A, 5.625%, 8/15/2019	3,425,000	3,527,271
Hillsborough County, FL, Industrial Development Revenue, University Community Hospital Project, Series A, 5.625%, 8/15/2023	3,320,000	3,402,336
Miami Beach, FL, Health Facilities Authority Hospital Revenue, Mount Sinai Medical Center, 144A, 6.75%, 11/15/2029	6,400,000	7,110,336
Orange County, FL, Educational Facilities Authority Revenue, Rollins College Project, 3.01%*, 5/1/2031, Bank of America NA (b)	200,000	200,000
Orlando, FL, Greater Aviation Authority, Airport Facilities Revenue, Jet Blue Airways Corp., AMT, 6.5%, 11/15/2036	1,000,000	974,370
Palm Beach County, FL, Health Facilities Authority Revenue, Bethesda Healthcare System Project, 3.0%*, 12/1/2031, SunTrust Bank (b)	100,000	100,000
		21,752,883
Georgia 1.3%
Americus-Sumter County, GA, Hospital & Healthcare Revenue, Hospital Authority, South Georgia Methodist, Series A, 6.375%, 5/15/2029	3,000,000	3,006,180
Athens-Clarke County, GA, Senior Care Revenue, Wesley Woods, 6.35%, 10/1/2017	1,310,000	1,172,201
Burke County, GA, Development Authority, Pollution Control Revenue, Oglethorpe Power Corp., 3.0%*, 1/1/2021 (a)	600,000	600,000
Coweta County, GA, Senior Care Revenue, Residential Care Facilities for the Elderly Authority, Wesley Woods, Series A, 8.25%, 10/1/2026	1,000,000	1,056,870
Georgia, Municipal Electric Authority, Power Revenue:
Series 2005-Z, 5.5%, 1/1/2012	1,295,000	1,395,725
Series Z, Prerefunded, 5.5%, 1/1/2012	80,000	86,163
Monroe County, GA, Development Authority Pollution Control Revenue, Oglethorpe Power Corp. Project, 3.0%*, 1/1/2018 (a)	300,000	300,000
Rockdale County, GA, Resource Recovery Revenue, Development Authority, Visy Paper, Inc. Project, AMT, 7.4%, 1/1/2016	3,530,000	3,543,308
		11,160,447
Illinois 2.4%
Chicago, IL, General Obligation, Series A, 5.25%, 1/1/2029 (a)	1,000,000	1,058,320
Hoffman Estates, IL, Sales & Special Tax Revenue, Tax Increment Revenue, Zero Coupon, 5/15/2006	4,000,000	3,921,240
Illinois, Finance Authority Revenue, Clare at Water Tower Project, Series A, 6.125%, 5/15/2038	3,000,000	3,000,360
Illinois, Finance Authority Revenue, Friendship Village Schaumburg, Series A, 5.625%, 2/15/2037	1,500,000	1,477,290
Illinois, Finance Authority Revenue, Landing At Plymouth Place Project, Series A, 6.0%, 5/15/2037	1,000,000	994,340
Illinois, Health Facilities Authority Revenue, Benedict State, Series 2003A-1, 6.9%, 11/15/2033	3,000,000	3,246,840
Kane County, IL, School District General Obligation, School District No. 129 Aurora West Side, Series A, 5.75%, 2/1/2018 (a)	4,370,000	4,867,000
Winnebago County, IL, School District General Obligation, School District No. 122, Series 3, 6.45%, 6/1/2008 (a)	1,500,000	1,606,575
		20,171,965
Indiana 0.8%
Indiana, Hospital & Healthcare Revenue, Health Facilities Finance Authority, Greenwood Village South Project, 5.625%, 5/15/2028	1,000,000	1,007,800
Indiana, Senior Care Revenue, Health Facilities Finance Authority, Franciscan Eldercare Community Services, 5.875%, 5/15/2029	2,300,000	2,313,432
North Manchester, IN, Senior Care Revenue, 7.25%, 7/1/2033	3,000,000	3,114,300
		6,435,532
Iowa 0.4%
Wapello County, IA, Hospital & Healthcare Revenue, Ottumwa Regional Health Center Project, 6.375%, 10/1/2031	3,000,000	3,172,980
Kansas 2.4%
Lenexa, KS, Hospital & Healthcare Revenue, Series C, 6.875%, 5/15/2032	1,750,000	1,878,783
Manhattan, KS, Senior Care Revenue, Meadowlark Hills Retirement, Series A, 6.5%, 5/15/2028	1,000,000	1,034,580
Overland Park, KS, Industrial Development Revenue, Series A, 7.375%, 1/1/2032	8,000,000	8,689,680
Wichita, KS, Hospital & Healthcare Revenue:
Series 3, 5.5%, 11/15/2025	1,300,000	1,355,991
Series 3, 5.625%, 11/15/2031	3,750,000	3,932,212
Wyandotte County, KS, Unified Government Special Obligation Revenue, Sales Tax, Series B, 5.0%, 12/1/2020	3,600,000	3,705,372
		20,596,618
Kentucky 1.1%
Kentucky, Hospital & Healthcare Revenue, Economic Development Finance Authority, Norton Healthcare, Inc., Series A, 6.625%, 10/1/2028	5,500,000	5,979,325
Kentucky, Transportation/Tolls Revenue, State Turnpike Authority, Revitalization Project, Series A, 5.5%, 7/1/2014 (a)	3,210,000	3,582,809
		9,562,134
Maryland 2.3%
Anne Arundel County, MD, General Obligation, National Business Park Project, Prerefunded, 144A, 7.375%, 7/1/2028	1,994,000	2,341,893
Maryland, Higher Education Revenue, Collegiate Housing Foundation, Series A, 5.75%, 6/1/2031	1,000,000	1,031,570
Maryland, Hospital & Healthcare Revenue, University of Maryland Medical System, 6.75%, 7/1/2030	2,500,000	2,856,450
Maryland, Project Revenue, Economic Development Corp., Chesapeake Bay, Series B, 7.625%, 12/1/2022	12,000,000	12,814,800
		19,044,713
Massachusetts 4.8%
Boston, MA, Industrial Development Financing Authority Revenue, Crosstown Center Project, AMT:
6.5%, 9/1/2035	4,000,000	3,997,920
8.0%, 9/1/2035	1,000,000	986,960
Massachusetts, Health & Educational Facilities Authority Revenue, Caritas Christi Obligation, Series B, 6.25%, 7/1/2022	1,750,000	1,877,400
Massachusetts, Health & Educational Facilities Authority Revenue, Milford-Whitinsville Hospital, Series D, 6.5%, 7/15/2023	2,685,000	2,907,613
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Civic Investments, Series A, 9.0%, 12/15/2015	3,900,000	4,736,277
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Partners Healthcare System, Series B, 5.125%, 7/1/2019	1,185,000	1,225,705
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, South Shore Hospital:
Series F, 5.625%, 7/1/2019	1,000,000	1,059,160
Series F, 5.75%, 7/1/2029	4,000,000	4,250,400
Massachusetts, Industrial Development Revenue, Development Finance Agency, Series A, 7.1%, 7/1/2032	3,915,000	3,996,667
Massachusetts, Project Revenue, Health & Educational Facilities Authority, Series B, 9.15%, 12/15/2023	2,000,000	2,415,720
Massachusetts, Project Revenue, Health & Educational Facilities Authority, Jordan Hospital, Series E, 6.75%, 10/1/2033	7,450,000	8,097,405
Massachusetts, State General Obligation, Series C, 5.0%, 9/1/2018	5,000,000	5,319,150
		40,870,377
Michigan 2.7%
Delta County, MI, Pollution Control Revenue, Economic Development Corp., Series A, 6.25%, 4/15/2027	5,000,000	5,718,550
Detroit, MI, Sales & Special Tax Revenue, Downtown Development Authority:
Zero Coupon, 7/1/2011	3,150,000	2,451,330
Zero Coupon, 7/1/2012	3,150,000	2,321,203
Detroit, MI, School District General Obligation:
Series A, 5.5%, 5/1/2016 (a)	1,500,000	1,653,705
Series A, 5.5%, 5/1/2018 (a)	1,565,000	1,725,366
Series A, 5.5%, 5/1/2019 (a)	1,200,000	1,322,964
Kalamazoo, MI, Industrial Development Revenue, Economic Development Corp., Series A, 7.5%, 5/15/2029	2,000,000	2,182,440
Kentwood, MI, Industrial Development Revenue, Economic Development, Series A, 6.0%, 11/15/2032	1,750,000	1,798,510
Michigan, Senior Care Revenue, Strategic Fund Limited, 5.75%, 11/15/2018	1,500,000	1,535,115
Michigan, University of Michigan Hospital Revenue, Series A, 3.1%*, 12/1/2019	50,000	50,000
Saginaw, MI, Hospital & Healthcare Revenue, Hospital Finance Authority, Covenant Medical Center, Series F, 6.5%, 7/1/2030	2,000,000	2,160,880
		22,920,063
Minnesota 0.2%
Duluth, MN, Economic Development Authority, Health Care Facilities Revenue, Benedictine Health Systems, St. Mary:
5.375%, 2/15/2022	1,000,000	1,045,460
5.5%, 2/15/2023	1,000,000	1,050,760
		2,096,220
Mississippi 0.2%
Mississippi, Sales & Special Tax Revenue, Development Bank, Diamond Lakes Utilities, Series A, 6.25%, 12/1/2017	1,400,000	1,411,900
Missouri 3.3%
Florissant, MO, Industrial Development Revenue, Desmet Acquisition, Series A, 8.5%, 8/15/2030	6,690,000	7,340,335
Florissant, MO, Industrial Development Revenue, St. Catherine Acquisition, Series B, 9.0%, 8/15/2030	3,150,000	3,451,991
Kansas City, MO, Industrial Development Authority, Health Facilities Revenue, First Mortgage, Bishop Spencer, Series A, 6.5%, 1/1/2035	1,000,000	1,048,830
Missouri, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Washington University, Series A, 5.5%, 6/15/2016	7,600,000	8,590,052
St. Louis, MO, Industrial Development Authority Revenue, St. Louis Convention Center, AMT, Series A, 7.25%, 12/15/2035	10,000,000	7,615,700
		28,046,908
Nevada 1.4%
Clark County, NV, County General Obligation, 5.5%, 6/1/2015 (a)	5,000,000	5,445,950
Las Vegas, NV, Transportation/Tolls Revenue, Las Vegas Monorail Project, 7.375%, 1/1/2030	6,000,000	6,293,700
		11,739,650
New Hampshire 1.2%
New Hampshire, Higher Education Revenue, Health & Educational Facilities Authority, New Hampshire College Issue, 7.4%, 1/1/2023	2,000,000	2,350,120
New Hampshire, Senior Care Revenue, Health & Educational Facilities Authority, New Hampshire Catholic Charities, 5.8%, 8/1/2022	2,760,000	2,792,319
New Hampshire, Senior Care Revenue, Health & Educational Facilities Authority, Rivermead at Peterborough:
5.5%, 7/1/2013	1,885,000	1,923,492
5.625%, 7/1/2018	1,615,000	1,647,219
New Hampshire, Senior Care Revenue, Health & Educational Facilities Authority, Riverwoods at Exeter:
Series A, 6.375%, 3/1/2013	640,000	652,589
Series A, 6.5%, 3/1/2023	1,000,000	1,013,280
		10,379,019
New Jersey 1.9%
Middlesex County, NJ, Pollution Control Authority Revenue, Pollution Control Amerada, 6.05%, 9/15/2034	1,000,000	1,069,470
New Jersey, Economic Development Authority Revenue, Cigarette Tax, 5.75%, 6/15/2034	1,165,000	1,216,470
New Jersey, Economic Development Authority Revenue, Motor Vehicle Surplus Revenue:
Series A, 5.0%, 7/1/2022 (a)	1,430,000	1,501,700
Series A, 5.0%, 7/1/2023 (a)	1,770,000	1,854,871
New Jersey, Economic Development Authority Revenue, United Methodist Homes, Series A-2, 6.625%, 7/1/2033	2,500,000	2,749,700
New Jersey, Industrial Development Revenue, Economic Development Authority, Harrogate, Inc., Series A, 5.875%, 12/1/2026	1,425,000	1,448,812
New Jersey, Tobacco Settlement Filing Corp., 6.25%, 6/1/2043	5,500,000	5,974,045
		15,815,068
New York 8.6%
Brookhaven, NY, Hospital & Healthcare Revenue, Industrial Development Authority, Memorial Hospital Medical Center, Series A, 8.25%, 11/15/2030	3,000,000	3,242,550
New York, State Agency General Obligation Lease, Metropolitan Transportation Authority, Series O, ETM, 5.75%, 7/1/2013	2,750,000	3,011,827
New York, State Dormitory Authority Revenue, Mental Health Services Facilities, Series D, 5.0%, 2/15/2024 (a)	3,640,000	3,805,074
New York, State Dormitory Authority, Personal Income Tax Revenue, Series F, 5.0%, 3/15/2017 (a)	1,670,000	1,788,403
New York, State General Obligation, Tobacco Settlement Financing Corp., Series A-1, 5.5%, 6/1/2019	2,750,000	2,997,418
New York, State Thruway Authority, Highway & Bridge Trust Fund, Series B, 5.0%, 4/1/2019 (a)	2,485,000	2,650,923
New York, Transportation/Tolls Revenue, Transportation Authority, Series A, 5.75%, 7/1/2018	7,000,000	7,960,050
New York City, NY, Housing Development Corp. Revenue, Capital Funding Project, NYC Housing Authority Project, Series A, 5.0%, 7/1/2018 (a)	12,500,000	13,317,625
New York City, NY, Industrial Development Agency Revenue, Liberty-7, World Trade Center, Series A, 6.25%, 3/1/2015	8,000,000	8,373,280
New York City, NY, Industrial Development Agency, Special Facility Revenue, American Airlines, JFK International Airport:
AMT, 7.75%*, 8/1/2031	5,000,000	4,833,200
AMT, 8.0%*, 8/1/2028	3,000,000	2,989,830
New York City, NY, Municipal Water Finance Authority, Water & Sewer System Revenue, Series C, 5.0%, 6/15/2027 (a)	5,000,000	5,209,850
New York City, NY, Transitional Finance Authority, NYC Recovery, Series 3H, 2.96%*, 11/1/2022	700,000	700,000
New York, NY, General Obligation:
Series A, Prerefunded, 7.0%, 8/1/2007	200,000	207,998
Series A, 7.0%, 8/1/2007	4,800,000	4,982,112
New York, NY, Hospital & Healthcare Revenue, Industrial Development Agency, British Airways PLC Project, AMT, 7.625%, 12/1/2032	1,500,000	1,613,820
New York, NY, State General Obligation, Series H-4, 2.94%*, 3/1/2034, Bank of New York (b)	2,000,000	2,000,000
New York, NY, Transitional Finance Authority, Series B, Prerefunded, 5.5%, 2/1/2016	2,000,000	2,181,620
Orange County, NY, Senior Care Revenue, Industrial Development Agency, The Glen Arden Project, 5.7%, 1/1/2028	1,250,000	1,112,125
		72,977,705
North Carolina 0.6%
North Carolina, Electric Revenue, Municipal Power Agency:
Series F, 5.5%, 1/1/2016	1,000,000	1,071,650
Series F, 5.5%, 1/1/2017	1,495,000	1,593,655
Series B, 6.375%, 1/1/2013	2,075,000	2,270,486
		4,935,791
North Dakota 0.5%
Grand Forks, ND, Hospital & Healthcare Revenue, Altru Health Care System, 7.125%, 8/15/2024	3,750,000	4,101,900
Ohio 1.3%
Franklin County, OH, Hospital & Healthcare Revenue, Health Care Facilities, Ohio Presbyterian Retirement Service, Series A, 7.125%, 7/1/2029	1,000,000	1,106,900
Ohio, Industrial Development Revenue, Building Authority, Adult Correction Facilities, Series A, 5.5%, 10/1/2013 (a)	5,860,000	6,402,988
Ohio, Transportation/Tolls Revenue, Turnpike Authority, Series B, 5.5%, 2/15/2013 (a)	3,000,000	3,325,740
		10,835,628
Pennsylvania 5.9%
Allegheny County, PA, Hospital & Healthcare Revenue, Hospital Development Authority, West Pennsylvania Allegheny Health Services:
9.25%, 11/15/2022	2,000,000	2,389,520
Series B, 9.25%, 11/15/2030	4,630,000	5,511,737
Allegheny County, PA, Redevelopment Authority Revenue, Pittsburgh Mills Project, 5.6%, 7/1/2023	1,000,000	1,037,560
Chester County, PA, Senior Care Revenue, Health & Education Facilities Authority, Jenners Pond, Inc. Project, 7.625%, 7/1/2034	1,750,000	1,985,743
Delaware County, PA, Project Revenue, Authority First Management, White Horse Village Project, Series A, 7.625%, 7/1/2030	1,000,000	1,077,270
Delaware County, PA, Senior Care Revenue, Authority First Management, White Horse Village Project:
Series A, 6.7%, 7/1/2007	1,000,000	1,025,360
Series A, 7.5%, 7/1/2018	2,000,000	2,059,380
Delaware Valley, PA, County General Obligation, Regional Financial Authority, 5.75%, 7/1/2017	6,250,000	7,024,312
Montgomery County, PA, Industrial Development Authority Revenue, Whitemarsh Continuing Care, 6.25%, 2/1/2035	2,400,000	2,501,712
Montgomery County, PA, Senior Care Revenue, Higher Education & Health Authority, Philadelphia Geriatric Center, Series A, 7.25%, 12/1/2027	3,125,000	3,567,438
Pennsylvania, Hospital & Healthcare Revenue, Economic Development Financing Authority, UPMC Health System, Series A, 6.0%, 1/15/2031	5,095,000	5,521,706
Pennsylvania, Sales & Special Tax Revenue, Economic Development Financing Authority, Amtrak Project, AMT, Series A, 6.125%, 11/1/2021	700,000	745,731
Pennsylvania, State General Obligation, 5.0%, 1/1/2017	4,000,000	4,311,640
Pennsylvania, State University, University & College Improvement Revenue, 5.0%, 9/1/2029	1,500,000	1,556,775
Philadelphia, PA, Industrial Development Authority Revenue, Doubletree Commercial Development, Series A, 6.5%, 10/1/2027	4,500,000	4,658,355
Westmoreland County, PA, Industrial Development Authority Revenue, Redstone Retirement Community, Series A, 5.875%, 1/1/2032	1,000,000	1,015,530
Westmoreland County, PA, Senior Care Revenue, Industrial Development Authority, Health Care Facilities-Redstone, Series B, 8.125%, 11/15/2030	3,000,000	3,603,150
		49,592,919
Rhode Island 0.2%
Rhode Island, Special Assessment Revenue, Series A, 6.125%, 6/1/2032	1,750,000	1,810,568
South Carolina 3.2%
Berkeley County, SC, General Obligation, School District, 5.5%, 1/15/2017 (a)	8,970,000	9,792,190
Greenwood County, SC, Hospital & Healthcare Revenue, South Carolina Memorial Hospital, 5.5%, 10/1/2031	1,500,000	1,553,175
South Carolina, Hospital & Healthcare Revenue, Jobs Economic Development Authority, Bon Secours Health Systems, Inc., Series A, 5.625%, 11/15/2030	5,000,000	5,246,000
South Carolina, Hospital & Healthcare Revenue, Jobs Economic Development Authority, Palmetto Health Alliance:
Series C, 7.0%, 8/1/2030	5,420,000	6,280,696
Series A, Prerefunded, 7.375%, 12/15/2021	3,500,000	4,151,735
		27,023,796
Tennessee 1.8%
Elizabethton, TN, Hospital & Healthcare Revenue, Health & Educational Facilities Board, Series B, 8.0%, 7/1/2033	3,000,000	3,550,590
Johnson City, TN, Hospital & Healthcare Revenue, Health & Educational Facilities Board Hospital, Series A, 7.5%, 7/1/2033	5,000,000	5,837,650
Shelby County, TN, Health Educational & Housing Facility Board, Hospital Revenue, Methodist Health Care:
EMT, 6.5%, 9/1/2026	1,870,000	2,177,540
Prerefunded, 6.5%, 9/1/2026	3,130,000	3,644,760
		15,210,540
Texas 9.2%
Abilene, TX, Hospital & Healthcare Revenue, Health Facilities, Sears Methodist Retirement Facilities, Series A, 7.0%, 11/15/2033	3,500,000	3,782,135
Abilene, TX, Senior Care Revenue, Health Facilities Development, Sears Methodist Retirement Facilities, Series A, 5.9%, 11/15/2025	2,500,000	2,528,775
Austin, TX, Project Revenue, Bergstrom Landhost Enterprises, Inc. Airport Hotel Project, Series A, 6.75%, 4/1/2027	4,985,000	2,588,711
Fort Bend, TX, General Obligation, Independent School District, Series A, 5.25%, 8/15/2025	4,445,000	4,737,081
Harris County, TX, Health Facilities Development Corp., Hospital Revenue, Memorial Herman Healthcare Systems, Series A, 5.125%, 12/1/2023	1,175,000	1,205,668
Harris County, TX, Hospital & Healthcare Revenue, Health Facilities Development Corp., Memorial Hermann Healthcare Systems, Series A, 6.375%, 6/1/2029	4,460,000	5,060,494
Hidalgo County, TX, Hospital & Healthcare Revenue, Health Services Mission Hospital, 6.875%, 8/15/2026	5,000,000	5,298,500
Hidalgo County, TX, Hospital & Healthcare Revenue, Mission Hospital, Inc. Project, 6.75%, 8/15/2016	3,500,000	3,712,590
Houston, TX, Transportation/Tolls Revenue, Special Facilities, Continental Airlines, Inc., AMT, Series E, 6.75%, 7/1/2029	12,100,000	10,702,571
Jefferson County, TX, County General Obligation:
5.75%, 8/1/2015 (a)	3,075,000	3,428,225
5.75%, 8/1/2017 (a)	1,185,000	1,310,752
Lower Neches Valley, TX, Industrial Development Corp. Authority, Exempt Facilities Revenue, Exxon Mobil Project, AMT, Series B, 2.97%*, 11/1/2029	500,000	500,000
Lubbock, TX, Senior Care Revenue, Health Facilities Development Corp., Carillon Project, Series A, 6.5%, 7/1/2019	2,885,000	2,690,291
Plano, TX, General Obligation, Independent School District, 5.375%, 2/15/2016	5,000,000	5,357,650
San Antonio, TX, Gas & Electric System, 5.375%, 2/1/2020	2,500,000	2,701,475
Tarrant County, TX, Hospital & Healthcare Revenue, Health Facilities Development Corp., 6.7%, 11/15/2030	2,500,000	2,855,875
Texas, Industrial Development Revenue, Waste Disposal Authority, AMT, Series A, 6.1%, 8/1/2024	5,000,000	5,309,700
Texas, Water & Sewer Revenue, Waste Disposal Authority, AMT, 6.65%, 4/1/2032	2,000,000	2,158,920
Tom Green County, TX, Hospital & Healthcare Revenue, Health Facilities Development Corp., Shannon Health System Project, 6.75%, 5/15/2021	1,000,000	1,074,700
Travis County, TX, Hospital & Healthcare Revenue, Health Facilities Development Corp., Ascension Health, Series A, Prerefunded, 6.25%, 11/15/2015 (a)	10,000,000	11,065,900
		78,070,013
Utah 0.3%
Salt Lake City, UT, Hospital & Healthcare Revenue, IHC Hospitals, Inc., 6.15%, 2/15/2012	2,000,000	2,240,360
Vermont 0.1%
Vermont, Multi-Family Housing Revenue, Housing Finance Agency, Northgate Project, AMT, 144A, 8.25%, 6/15/2020 (c)	860,000	860,757
Virginia 0.8%
Fairfax County, VA, Hospital & Healthcare Revenue, Economic Development Authority, Greenspring Retirement Community, Series A, 7.25%, 10/1/2019	3,000,000	3,259,290
Virginia, Senior Care Revenue, 7.375%, 12/1/2032	3,500,000	3,882,270
		7,141,560
Washington 3.9%
Port Seattle, WA, Airport Revenue, AMT, Series B, 6.0%, 2/1/2014 (a)	4,885,000	5,455,959
Tacoma, WA, Electric Revenue, Series A, 5.75%, 1/1/2016 (a)	5,000,000	5,543,250
Washington, Electric Revenue, Energy Northeast Electric, Series A, 5.75%, 7/1/2018 (a)	3,500,000	3,863,160
Washington, Electric Revenue, Public Power Supply System, Nuclear Project No. 2, Series A, 6.3%, 7/1/2012	10,000,000	11,426,700
Washington, Electric Revenue, Public Power Supply System, Nuclear Project No. 3, Series B, 7.125%, 7/1/2016	2,500,000	3,107,500
Washington, State Housing Finance Community, Nonprofit Revenue, Wesley Homes Project, Series B, 3.03%*, 1/1/2036, Bank of America NA (b)	100,000	100,000
Whatcom County, WA, General Obligation, Washington School District No. 503, 5.5%, 12/1/2014 (a)	3,375,000	3,693,836
		33,190,405
West Virginia 0.7%
West Virginia, Hospital & Healthcare Revenue, Hospital Finance Authority, Charleston Medical Center, 6.75%, 9/1/2030	980,000	1,066,994
West Virginia, Hospital Finance Authority, Charleston Medical Center, Prerefunded, 6.75%, 9/1/2030	4,020,000	4,599,443
		5,666,437
Wisconsin 2.3%
Wisconsin, Hospital & Healthcare Revenue, Health & Education Facilities Authority, Aurora Health Care, Inc., 6.875%, 4/15/2030	5,000,000	5,624,450
Wisconsin, Senior Care Revenue, Health & Educational Facilities Authority, National Regency of New Berlin Project, 8.0%, 8/15/2025	1,400,000	1,440,362
Wisconsin, State General Obligation, Series 1, 5.5%, 5/1/2014 (a)	8,410,000	9,368,824
Wisconsin, State Health & Educational Facilities Authority Revenue, Beaver Dam Community Hospitals, Inc., Series A, 6.75%, 8/15/2034	2,500,000	2,697,525
		19,131,161
Total Municipal Bonds and Notes (Cost $738,944,436)		790,103,904

Municipal Inverse Floating Rate Notes 6.3%
California 0.7%
California, Electric Revenue, Department Water Supply, Series 309, 144A, 7.45%, 5/1/2018, Leverage Factor at purchase date: 2 to 1 (a)	1,875,000	2,280,469
California, General Obligation, Economic Recovery, Series 926, 144A, 7.076%, 7/1/2015, Leverage Factor at purchase date: 2 to 1	2,900,000	3,449,434
		5,729,903
Connecticut 0.2%
Connecticut, State General Obligation, Series 1144, 20.525%, 12/1/2016, Leverage Factor at purchase date: 5 to 1 (a)	1,000,000	1,733,400
District of Columbia 0.8%
District of Columbia, Water & Sewer Revenue, Water & Sewer Authority, Rites:
144A, 8.723%, 10/1/2014, Leverage Factor at purchase date: 2 to 1 (a)	4,220,000	5,516,468
144A, 8.742%, 10/1/2016, Leverage Factor at purchase date: 2 to 1 (a)	1,155,000	1,552,343
		7,068,811
Illinois 0.1%
Illinois, State Toll Highway Authority Revenue, Series RR-II-R 377, 37.395%, 1/1/2019, Leverage Factor at purchase date: 8 to 1 (a)	500,000	1,121,550
Massachusetts 1.0%
Massachusetts, Electric Revenue, Wholesale Electrical Co. Power Supply, Series 674, 144A, 11.59%, 7/1/2016, Leverage Factor at purchase date: 4 to 1 (a)	5,392,500	7,064,822
Massachusetts, State School Building Authority, Dedicated Sales Tax Revenue, Series 1008, 37.87%, 2/15/2013, Leverage Factor at purchase date: 8 to 1 (a)	675,000	1,544,670
		8,609,492
Michigan 0.3%
Michigan, Municipal Bond Authority Revenue, Series 419, 144A, 41.255%, 4/1/2012, Leverage Factor at purchase date: 9 to 1	500,000	1,111,500
Michigan, State Agency General Obligation Lease, Building Authority, Series B, 144A, 7.745%, 4/15/2009, Leverage Factor at purchase date: 2 to 1	1,145,000	1,359,504
		2,471,004
New Jersey 0.2%
New Jersey, Economic Development Authority Revenue, Series PA-1253, 144A, 22.14%, 9/1/2011, Leverage Factor at purchase date: 6 to 1 (a)	1,015,000	1,841,261
New York 1.0%
New York, Municipal Securities Trust Certificates, Series 7000, Class B, 144A, 7.75%, 11/15/2016, Leverage Factor at purchase date: 2 to 1 (a)	5,000,000	6,012,100
New York, Senior Care Revenue, Dormitory Authority, Series 310, 144A, 8.7%, 2/15/2010, Leverage Factor at purchase date: 2 to 1 (a)	1,890,000	2,403,589
		8,415,689
Pennsylvania 0.2%
Pennsylvania, State General Obligation, Rites-PA 1312, 37.49%, 7/1/2017, Leverage Factor at purchase date: 7 to 1	500,000	1,252,300
Texas 0.5%
Dallas, TX, Airport Revenue, International Airport, Series 350, AMT, 144A, 7.603%, 5/1/2011, Leverage Factor at purchase date: 2 to 1 (a)	3,565,000	4,052,442
Washington 1.3%
Washington, Electric Revenue, Public Power Supply System, Nuclear Project No. 2, 8.395%, 7/1/2012, Leverage Factor at purchase date: 2 to 1	3,000,000	3,530,820
Washington, Electric Revenue, Rites, 7.476%, 7/1/2015, Leverage Factor at purchase date: 2 to 1	6,250,000	7,256,125
		10,786,945
Total Municipal Inverse Floating Rate Notes (Cost $48,805,693)		53,082,797
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $787,750,129)+	99.6	843,186,701
Other Assets and Liabilities, Net	0.4	3,558,241
Net Assets	100.0	846,744,942

* Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rate as of November 30, 2005.

+ The cost for federal income tax purposes was $787,192,035. At November 30, 2005, net unrealized appreciation for all securities based on tax cost was $55,994,666. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $63,207,330 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $7,212,664.

(a) Bond is insured by one of these companies:

Insurance Coverage	As a % of Total Investment Portfolio
Ambac Financial Group	4.7
Financial Guaranty Insurance Company	4.2
Financial Security Assurance, Inc.	6.0
MBIA Corp.	6.9

(b) Security incorporates a letter of credit from a major bank.

(c) The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such a security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund.

Schedule of Restricted Securities
Security	Acquisition Date	AcquisitionCost ($)	Value ($)	Value as a % of Net Assets
Vermont, Multi-Family Housing Revenue, Housing Finance Agency, Northgate Project, 144A, AMT, 8.25% 6/15/2020	12/12/1989	843,716	860,757	0.10

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AMT: Subject to alternative minimum tax.

ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by US Treasury securities which are held in escrow by a Trustee and used to pay principal and interest on bonds so designated.

Prerefunded: Bonds which are prerefunded are collateralized by US Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

At November 30, 2005, open interest rate swaps were as follows:

Effective/ Expiration Dates	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Net Unrealized Appreciation/ (Depreciation) ($)
5/16/2006 5/16/2015	25,060,000**	Fixed — 5.123%	Floating — LIBOR	(108,193)
3/28/2006 9/28/2015	5,800,000+	Fixed — 3.09%	Floating — LIBOR	(89,677)
5/2/2006 11/2/2015	45,700,000*	Fixed — 3.958%	Floating — BMA	(238,349)
6/6/2006 6/6/2016	6,700,000***	Fixed — 4.437%	Floating — LIBOR	332,796
6/22/2006 6/22/2017	6,850,000++	Fixed — 4.483%	Floating — LIBOR	355,266
6/13/2006 6/13/2019	6,000,000+	Fixed — 4.574%	Floating — LIBOR	320,465
7/19/2006 7/19/2019	8,000,000***	Fixed — 4.831%	Floating — LIBOR	240,629
3/28/2006 3/28/2020	5,000,000+	Fixed — 5.407%	Floating — LIBOR	(119,331)
Total net unrealized appreciation on open interest rate swaps				693,606

Counterparties:

+ Lehman Brothers, Inc.

++ Merrill Lynch, Pierce, Fennier & Smith, Inc.

* Goldman, Sachs & Co.

** Citibank Group Markets

*** Morgan Stanley

BMA: Represents the Bond Market Association

LIBOR: Represents the London InterBank Offered Rate

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of November 30, 2005 (Unaudited)
Assets
Investments in securities, at value (cost $787,750,129)	$ 843,186,701
Interest receivable	15,840,606
Receivable for Fund shares sold	1,030,744
Receivable for investments sold	100,000
Net unrealized appreciation on interest rate swaps	693,606
Other assets	75,241
Total assets	860,926,898
Liabilities
Due to custodian bank	187,074
Payable for investments purchased	11,008,473
Dividends payable	679,409
Payable for Fund shares redeemed	1,288,167
Accrued management fee	467,012
Other accrued expenses and payables	551,821
Total liabilities	14,181,956
Net assets, at value	$ 846,744,942
Net Assets
Net assets consist of: Undistributed net investment income	296,811
Net unrealized appreciation (depreciation) on: Investments	55,436,572
Interest rate swaps	693,606
Accumulated net realized gain (loss)	(18,236,625)
Paid-in capital	808,554,578
Net assets, at value	$ 846,744,942

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of November 30, 2005 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($184,594,822 ÷ 14,456,989 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.77
Maximum offering price per share (100 ÷ 95.5 of $12.77)	$ 13.37

Class B

Net Asset Value, offering and redemption price(a) per share (subject to contingent deferred sales charge) ($51,573,515 ÷ 4,037,550 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 12.77

Class C

Net Asset Value, offering and redemption price(a) per share (subject to contingent deferred sales charge) ($63,233,689 ÷ 4,949,460 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 12.78
Class AARP Net Asset Value, offering and redemption price(a) per share ($61,209,877 ÷ 4,790,899 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.78
Class S Net Asset Value, offering and redemption price(a) per share ($485,753,923 ÷ 38,007,322 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.78
Institutional Class Net Asset Value, offering and redemption price(a) per share ($379,116 ÷ 29,652 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.79

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended November 30, 2005 (Unaudited)
Investment Income
Income: Interest	$ 24,238,089
Expenses: Management fee	2,596,664
Services to shareholders	352,892
Custodian and accounting fees	76,743
Distribution service fees	801,055
Auditing	29,035
Legal	11,707
Trustees' fees and expenses	14,389
Reports to shareholders	53,070
Registration fees	34,141
Other	124,227
Total expenses, before expense reductions	4,093,923
Expense reductions	(7,398)
Total expenses, after expense reductions	4,086,525
Net investment income	20,151,564
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	3,199,250
Interest rate swaps	(1,352,443)
1,846,807
Net unrealized appreciation (depreciation) during the period on: Investments	(12,708,334)
Interest rate swaps	3,262,906
(9,445,428)
Net gain (loss) on investment transactions	(7,598,621)
Net increase (decrease) in net assets resulting from operations	$ 12,552,943

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended November 30, 2005 (Unaudited)	Year Ended May 31, 2005
Operations: Net investment income	$ 20,151,564	$ 41,908,007
Net realized gain (loss) on investment transactions	1,846,807	(1,494,489)
Net unrealized appreciation (depreciation) during the period on investment transactions	(9,445,428)	26,063,567
Net increase (decrease) in net assets resulting from operations	12,552,943	66,477,085
Distributions to shareholders from: Net investment income: Class A	(4,377,713)	(8,509,883)
Class B	(1,040,902)	(2,387,302)
Class C	(1,253,098)	(2,607,317)
Class AARP	(1,424,849)	(2,687,852)
Class S	(11,970,894)	(25,520,256)
Institutional Class	(12,197)	(11,399)
Net realized gains: Class A	—	(78,253)
Class B	—	(25,876)
Class C	—	(27,779)
Class AARP	—	(23,743)
Class S	—	(222,475)
Institutional Class	—	(128)
Fund share transactions: Proceeds from shares sold	79,277,872	168,209,742
Reinvestment of distributions	12,108,791	24,940,880
Cost of shares redeemed	(80,878,527)	(203,891,072)
Redemption fees	4,292	820
Net increase (decrease) in net assets from Fund share transactions	10,512,428	(10,739,630)
Increase (decrease) in net assets	2,985,718	13,635,192
Net assets at beginning of period	843,759,224	830,124,032
Net assets at end of period (undistributed net investment income of $296,811 and $224,900, respectively)	$ 846,744,942	$ 843,759,224

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended May 31,	2005[a]	2005	2004	2003	2002[b]	2001
Selected Per Share Data
Net asset value, beginning of period	$ 12.88	$ 12.50	$ 12.86	$ 12.55	$ 12.39	$ 11.86
Income (loss) from investment operations: Net investment income	.31	.65	.67	.68	.69	.70
Net realized and unrealized gain (loss) on investment transactions	(.12)	.39	(.35)	.31	.16	.53
Total from investment operations	.19	1.04	.32	.99	.85	1.23
Less distributions from: Net investment income	(.30)	(.65)	(.67)	(.68)	(.69)	(.70)
Net realized gain on investment transactions	—	(.01)	(.01)	—	—	—
Total distributions	(.30)	(.66)	(.68)	(.68)	(.69)	(.70)
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 12.77	$ 12.88	$ 12.50	$ 12.86	$ 12.55	$ 12.39
Total Return (%)[c]	1.50**	8.48[d]	2.48[d]	8.13[d]	6.97[d]	10.44[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	185	182	151	102	62	24
Ratio of expenses before expense reductions (%)	.96*	.96	1.00	1.04	1.05	1.13[e]
Ratio of expenses after expense reductions (%)	.96*	.90	.80	.80	.80	.80[e]
Ratio of net investment income (%)	4.71*	5.14	5.24	5.44	5.47	5.69
Portfolio turnover rate (%)	35*	34	44	16	21	12

[a] For the six months ended November 30, 2005 (Unaudited).

[b] As required, effective June 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended May 31, 2002 was to increase net investment income per share by $.004, decrease net realized and unrealized gain (loss) per share by $.004, and increase the ratio of net investment income to average net assets from 5.44% to 5.47%. Per share data and ratios for periods prior to June 1, 2001 have not been restated to reflect this change in presentation.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.11% and .80%, respectively.

* Annualized ** Not annualized *** Amount is less than $.005.

Class B
Years Ended May 31,	2005[a]	2005	2004	2003	2002[b]	2001
Selected Per Share Data
Net asset value, beginning of period	$ 12.89	$ 12.51	$ 12.86	$ 12.56	$ 12.40	$ 11.86
Income (loss) from investment operations: Net investment income	.26	.55	.57	.58	.59	.60
Net realized and unrealized gain (loss) on investment transactions	(.13)	.39	(.34)	.30	.16	.54
Total from investment operations	.13	.94	.23	.88	.75	1.14
Less distributions from: Net investment income	(.25)	(.55)	(.57)	(.58)	(.59)	(.60)
Net realized gain on investment transactions	—	(.01)	(.01)	—	—	—
Total distributions	(.25)	(.56)	(.58)	(.58)	(.59)	(.60)
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 12.77	$ 12.89	$ 12.51	$ 12.86	$ 12.56	$ 12.40
Total Return (%)[c]	1.02**	7.65[d]	1.74[d]	7.19[d]	6.14[d]	9.74[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	52	54	56	53	27	8
Ratio of expenses before expense reductions (%)	1.76*	1.73	1.82	1.84	1.85	2.04[e]
Ratio of expenses after expense reductions (%)	1.76*	1.68	1.60	1.60	1.60	1.60[e]
Ratio of net investment income (%)	3.91*	4.36	4.44	4.64	4.67	4.88
Portfolio turnover rate (%)	35*	34	44	16	21	12

[a] For the six months ended November 30, 2005 (Unaudited).

[b] As required, effective June 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended May 31, 2002 was to increase net investment income per share by $.004, decrease net realized and unrealized gain (loss) per share by $.004, and increase the ratio of net investment income to average net assets from 4.64% to 4.67%. Per share data and ratios for periods prior to June 1, 2001 have not been restated to reflect this change in presentation.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.99% and 1.60%, respectively.

* Annualized ** Not annualized *** Amount is less than $.005.

Class C
Years Ended May 31,	2005[a]	2005	2004	2003	2002[b]	2001
Selected Per Share Data
Net asset value, beginning of period	$ 12.89	$ 12.51	$ 12.87	$ 12.56	$ 12.40	$ 11.86
Income (loss) from investment operations: Net investment income	.26	.55	.57	.59	.59	.60
Net realized and unrealized gain (loss) on investment transactions	(.12)	.39	(.35)	.31	.16	.54
Total from investment operations	.14	.94	.22	.90	.75	1.14
Less distributions from: Net investment income	(.25)	(.55)	(.57)	(.59)	(.59)	(.60)
Net realized gain on investment transactions	—	(.01)	(.01)	—	—	—
Total distributions	(.25)	(.56)	(.58)	(.59)	(.59)	(.60)
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 12.78	$ 12.89	$ 12.51	$ 12.87	$ 12.56	$ 12.40
Total Return (%)[c]	1.11**	7.66[d]	1.69[d]	7.30[d]	6.16[d]	9.68[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	63	63	58	42	16	6
Ratio of expenses before expense reductions (%)	1.74*	1.72	1.79	1.82	1.82	1.91[e]
Ratio of expenses after expense reductions (%)	1.74*	1.67	1.57	1.58	1.58	1.58[e]
Ratio of net investment income (%)	3.93*	4.37	4.47	4.66	4.69	4.91
Portfolio turnover rate (%)	35*	34	44	16	21	12

[a] For the six months ended November 30, 2005 (Unaudited).

[b] As required, effective June 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended May 31, 2002 was to increase net investment income per share by $.004, decrease net realized and unrealized gain (loss) per share by $.004, and increase the ratio of net investment income to average net assets from 4.66% to 4.69%. Per share data and ratios for periods prior to June 1, 2001 have not been restated to reflect this change in presentation.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.86% and 1.58%, respectively.

* Annualized ** Not annualized *** Amount is less than $.005.

Class AARP
Years Ended May 31,	2005[a]	2005	2004	2003	2002[b]	2001[c]
Selected Per Share Data
Net asset value, beginning of period	$ 12.89	$ 12.51	$ 12.87	$ 12.56	$ 12.40	$ 12.18
Income (loss) from investment operations: Net investment income	.32	.67	.67	.69	.69	.46
Net realized and unrealized gain (loss) on investment transactions	(.12)	.39	(.35)	.31	.16	.22
Total from investment operations	.20	1.06	.32	1.00	.85	.68
Less distributions from: Net investment income	(.31)	(.67)	(.67)	(.69)	(.69)	(.46)
Net realized gain on investment transactions	—	(.01)	(.01)	—	—	—
Total distributions	(.31)	(.68)	(.68)	(.69)	(.69)	(.46)
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 12.78	$ 12.89	$ 12.51	$ 12.87	$ 12.56	$ 12.40
Total Return (%)	1.59**	8.63	2.52[d]	8.17	6.97	5.69d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	61	55	50	39	18	4
Ratio of expenses before expense reductions (%)	.79*	.76	.77	.77	.77	.82*
Ratio of expenses after expense reductions (%)	.79*	.76	.76	.77	.77	.79*
Ratio of net investment income (%)	4.88*	5.28	5.28	5.47	5.50	5.68*
Portfolio turnover rate (%)	35*	34	44	16	21	12

[a] For the six months ended November 30, 2005 (Unaudited).

[b] As required, effective June 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended May 31, 2002 was to increase net investment income per share by $.004, decrease net realized and unrealized gain (loss) per share by $.004, and increase the ratio of net investment income to average net assets from 5.47% to 5.50%. Per share data and ratios for periods prior to June 1, 2001 have not been restated to reflect this change in presentation.

[c] For the period from October 2, 2000 (commencement of operations of Class AARP shares) to May 31, 2001.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized ** Not annualized *** Amount is less than $.005.

Class S
Years Ended May 31,	2005[a]	2005	2004	2003	2002[b]	2001
Selected Per Share Data
Net asset value, beginning of period	$ 12.89	$ 12.52	$ 12.87	$ 12.56	$ 12.40	$ 11.87
Income (loss) from investment operations: Net investment income	.32	.67	.67	.69	.69	.70
Net realized and unrealized gain (loss) on investment transactions	(.12)	.38	(.34)	.31	.16	.53
Total from investment operations	.20	1.05	.33	1.00	.85	1.23
Less distributions from: Net investment income	(.31)	(.67)	(.67)	(.69)	(.69)	(.70)
Net realized and unrealized gain (loss) on investment transactions	—	(.01)	(.01)	—	—	—
Total distributions	(.31)	(.68)	(.68)	(.69)	(.69)	(.70)
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 12.78	$ 12.89	$ 12.52	$ 12.87	$ 12.56	$ 12.40
Total Return (%)	1.59**	8.52	2.59[c]	8.17	6.99	10.56[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	486	488	517	550	576	514
Ratio of expenses before expense reductions (%)	.78*	.80	.78	.77	.77	.82
Ratio of expenses after expense reductions (%)	.78*	.80	.77	.77	.77	.79
Ratio of net investment income (%)	4.89*	5.24	5.27	5.47	5.50	5.69
Portfolio turnover rate (%)	35*	34	44	16	21	12

[a] For the six months ended November 30, 2005 (Unaudited).

[b] As required, effective June 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended May 31, 2002 was to increase net investment income per share by $.004, decrease net realized and unrealized gain (loss) per share by $.004, and increase the ratio of net investment income to average net assets from 5.47% to 5.50%. Per share data and ratios for periods prior to June 1, 2001 have not been restated to reflect this change in presentation.

[c] Total returns would have been lower had certain expenses not been reduced.

* Annualized ** Not annualized *** Amount is less than $.005.

Institutional Class
Years Ended May 31,	2005[a]	2005	2004	2003[b]
Selected Per Share Data
Net asset value, beginning of period	$ 12.90	$ 12.52	$ 12.87	$ 12.73
Income (loss) from investment operations: Net investment income	.32	.67	.67	.55
Net realized and unrealized gain (loss) on investment transactions	(.11)	.39	(.34)	.14
Total from investment operations	.21	1.06	.33	.69
Less distributions from: Net investment income	(.32)	(.67)	(.67)	(.55)
Net realized gain on investment transactions	—	(.01)	(.01)	—
Total distributions	(.32)	(.68)	(.68)	(.55)
Redemption fees	.00***	.00***	—	—
Net asset value, end of period	$ 12.79	$ 12.90	$ 12.52	$ 12.87
Total Return (%)	1.63c**	8.67	2.61	5.55**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.38	.36	.16	.5
Ratio of expenses before expense reductions (%)	.79*	.76	.73	.74*
Ratio of expenses after expense reductions (%)	.77*	.76	.73	.74*
Ratio of net investment income (%)	4.90*	5.28	5.31	5.60*
Portfolio turnover rate (%)	35*	34	44	16

[a] For the six months ended November 30, 2005 (Unaudited).

[b] For the period from August 19, 2002, (commencement of operations of Institutional Class shares) to May 31, 2003.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder High Yield Tax-Free Fund (the "Fund") is a diversified series of Scudder Municipal Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Shares of Class AARP are designed for members of AARP. Class AARP and S shares are not subject to initial or contingent deferred sales charges. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, the securities are valued at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Inverse Floaters. Inverse floating rate notes are derivative debt instruments with a floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of instrument involve special risks as compared to investments in a fixed rate municipal security. The derivative debt instrument in which the Fund invests is a tender option bond trust (the "trust") established by a financial institution or broker consisting of underlying municipal obligations with relatively long maturities and a fixed interest rate. Other investors in the trust usually consist of money market fund investors receiving weekly floating interest rate payments who have put options with the financial institutions. The Fund has the price risk of the underlying municipal obligations at the applicable leverage factors that can range from 2 to 10 times. Inverse floating rate notes exhibit added interest rate sensitivity compared to other bonds with a similar maturity. Moreover, since these securities are in a trust form, a sale may take longer to settle than the standard two days after the trade date.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate changes and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund depending upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Swap Agreements. The Fund may enter into interest rate swap transactions to reduce the interest rate risk inherent in the Fund's underlying investments. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment that is intended to approximate the Fund's variable rate payment obligation. The payment obligations would be based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily based upon a price supplied by the counterparty and the change in value is recorded as unrealized appreciation or depreciation.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At May 31, 2005, the Fund had a net tax basis capital loss carryforward of approximately $16,296,000, which may be applied against any realized net taxable capital gains of each succeeding year, until fully utilized or until May 31, 2008 ($2,691,000), May 31, 2009 ($3,118,000), May 31, 2010 ($4,526,000), May 31, 2012 ($3,606,000) and May 31, 2013 ($2,355,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2004 through May 31, 2005, the Fund incurred approximately $2,800,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending May 31, 2006.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures contracts, securities sold at a loss and accretion of market discount on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee was accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended November 30, 2005, purchases and sales of investment securities (excluding short-term investments) aggregated $170,932,460 and $147,265,698, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.65% of the first $300,000,000 of the Fund's average daily net assets, 0.60% on the next $200,000,000 of such net assets, and 0.575% of such net assets in excess of $500,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended November 30, 2005, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.61% of the Fund's average daily net assets.

Effective April 1, 2004 through September 30, 2006,, the Advisor contractually agreed to waive a portion of its management fee of the Fund to the extent necessary to maintain the operating expenses of each class at 0.79%, 0.80%, 0.80%, 0.79%, 0.79% and 0.75% of average daily net assets for Class A, B, C, AARP, S and Institutional Class shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or services fees, trustee and trustee counsel fees, organizational and offering expenses).

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer agent, shareholder service agent and dividend-paying agent for Class A, B, C and Institutional Class shares of the Fund. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer agent, shareholder service agent and dividend-paying agent for Class AARP and S shares of the Fund. Pursuant to a sub-transfer agency agreement among SISC, SSC and DST Systems, Inc. ("DST"), SISC and SSC have delegated certain transfer agent and dividend paying agent functions to DST. SISC and SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the six months ended November 30, 2005, the amounts charged to the Fund by SISC and SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at November 30, 2005
Class A	$ 30,148	$ —	$ 4,261
Class B	14,599	—	7,050
Class C	12,725	—	6,003
Class AARP	27,401	—	9,624
Class S	151,970	—	42,433
Institutional Class	225	51	131
	$ 237,068	$ 51	$ 69,502

Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the six months ended November 30, 2005, the amount charged to the Fund by SFAC for accounting services aggregated $62,672, of which $5,630 is unpaid at November 30, 2005.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended November 30, 2005, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at November 30, 2005
Class B	$ 200,678	$ 33,959
Class C	240,324	39,625
	$ 441,002	$ 73,584

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pay these fees based upon the assets of shareholder accounts the firms service. For the six months ended November 30, 2005, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at November 30, 2005	Annualized Effective Rate
Class A	$ 216,969	$ 84,675.23%
Class B	65,454	16,291.24%
Class C	77,630	28,198.24%
	$ 360,053	$ 129,164

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended November 30, 2005 aggregated $27,238.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended November 30, 2005, the CDSC for Class B and Class C aggregated $62,795 and $1,077, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares. For the six months ended November 30, 2005, SDI received $1,228.

Typesetting and Filing Service Fees. Under an agreement with DeIM, the Advisor is compensated for providing typesetting and regulatory filing services to the Fund. For the six months ended November 30, 2005, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $14,240, all of which is unpaid at November 30, 2005.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Other Related Parties. AARP through its affiliate, AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. DeIM has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP Classes of all funds managed by DeIM. The fee rates, which decrease as the aggregate net assets of the AARP Classes become larger, are as follows: 0.07% for the first $6 billion of net assets, 0.06% for the next $10 billion and 0.05% thereafter. These amounts are used for the general purposes of AARP and its members.

D. Investing in High-Yield Securities

Investing in high-yield securities may involve greater risks and considerations not typically associated with investing in US Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high-yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid due to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

E. Expense Reductions

For the six months ended November 30, 2005, the Advisor has agreed to reimburse the Fund $6,916 which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended November 30, 2005, custodian fees were reduced by $431 for custody credits earned.

F. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months ended November 30, 2005		Year Ended May 31, 2005
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,837,371	$ 23,657,942	5,455,086	$ 69,439,147
Class B	186,252	2,398,751	304,901	3,871,184
Class C	504,162	6,494,820	1,240,080	15,787,705
Class AARP	685,742	8,816,847	1,087,158	13,846,933
Class S	2,924,556	37,628,728	5,097,179	64,985,930
Institutional Class	21,742	280,784	21,858	278,843
		$ 79,277,872		$ 168,209,742
Shares issued to shareholders in reinvestment of distributions
Class A	194,805	$ 2,505,846	393,732	$ 5,008,300
Class B	38,678	497,904	91,108	1,158,961
Class C	52,143	671,190	110,933	1,411,637
Class AARP	64,130	825,410	122,726	1,562,134
Class S	590,501	7,604,777	1,240,406	15,792,883
Institutional Class	284	3,664	547	6,965
		$ 12,108,791		$ 24,940,880
Shares redeemed
Class A	(1,734,331)	$ (22,281,808)	(3,732,822)	$ (47,502,890)
Class B	(407,825)	(5,248,819)	(614,167)	(7,794,427)
Class C	(521,265)	(6,705,998)	(1,043,119)	(13,254,271)
Class AARP	(260,047)	(3,346,609)	(868,507)	(11,023,086)
Class S	(3,346,797)	(43,031,801)	(9,779,570)	(124,227,739)
Institutional Class	(20,519)	(263,492)	(6,918)	(88,659)
		$ (80,878,527)		$ (203,891,072)
Redemption fees		$ 4,292		$ 820
Net increase (decrease)
Class A	297,845	$ 3,883,579	2,115,996	$ 26,944,587
Class B	(182,895)	(2,352,164)	(218,158)	(2,764,282)
Class C	35,040	460,012	307,894	3,945,071
Class AARP	489,825	6,296,263	341,377	4,385,991
Class S	168,260	2,203,782	(3,441,985)	(43,448,146)
Institutional Class	1,507	20,956	15,487	197,149
		$ 10,512,428		$ (10,739,630)

H. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. The funds' advisors have been cooperating in connection with these inquiries and are in discussions with these regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Based on currently available information, however, the funds' investment advisors believe the likelihood that the pending lawsuits and any regulatory settlements will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

I. Subsequent Events

On December 31, 2005, the contractual relationship between Scudder Investments and AARP came to an end. As a result, the funds will no longer be part of the AARP Investment Program and the AARP name and logo will be phased out in early 2006. In addition, effective February 6, 2006, Scudder Investments will change its name to DWS Scudder and the Scudder funds will be renamed DWS funds. The DWS Scudder name represents the alignment of Scudder with all of Deutsche Bank's mutual fund operations around the globe. On February 6, 2006, the funds will be listed as part of the DWS fund family under the letter "D" and still listed under the AARP share class in the mutual find listing section of the newspapers. In addition, the Web site for all Scudder funds will change to www.dws-scudder.com. The Web site address aarp.scudder.com will also be available through April 30, 2006.

Investment Management Agreement Approval

The Fund's Trustees approved the continuation of the Fund's current investment management agreement with DeIM in September 2005.

In terms of the process the Trustees followed prior to approving the contract, shareholders should know that:

At the present time, all of your Fund's Trustees — including the chair of the board — are independent of DeIM and its affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters.

The Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters.

DeIM and its predecessors (Deutsche Bank acquired Scudder in 2002) have managed the Fund since inception, and the Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DeIM is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund's Trustees consider these and many other factors, including the quality and integrity of DeIM's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures. The Trustees note approvingly that DeIM has worked with them to implement new, forward-looking policies and procedures in many important areas, such as those involving brokerage commissions and so-called "soft dollars," even when not obligated to do so by law or regulation.

In determining to approve the continuation of the Fund's current investment management agreement, the Board considered factors that it believes relevant to the interests of Fund shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DeIM by similar funds and institutional accounts advised by DeIM. With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the fee rates paid by the Fund (Class S shares) were higher than the median (4th quartile) of the applicable Lipper universe as of December 31, 2004. The Board gave only limited consideration to fees paid by similar institutional accounts advised by DeIM, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Fund.

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund's investment management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between Fund shareholders and DeIM of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expenses of the Fund, including relative to the Fund's peer group as determined by Lipper. In this regard, the Board noted that the total expenses of the Fund (Class S shares) for the year ending December 31, 2004 were lower than the median (2nd quartile) of the applicable Lipper universe. The Board also considered that the various expense limitations agreed to by DeIM effectively limit the ability of the Fund to experience a material increase in total expenses prior to the Board's next annual review of the Fund's contractual arrangements, and also serve to ensure that the Fund's total operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Fund and DeIM, both absolute and relative to various benchmarks and industry peer groups. The Board noted that for the one-, three- and five-year periods ended June 30, 2005, the Fund's performance (Class S shares) was in the 3rd quartile, 3rd quartile and 1st quartile, respectively, of the applicable Lipper universe. The Board also observed that the Fund has outperformed its benchmark in each of the one-, three- and five-year periods ended June 30, 2005. The Board recognized that DeIM has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DeIM. The Board considered extensive information regarding DeIM, including DeIM's personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the current investment management agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by DeIM have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, DeIM and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by DeIM during 2004 from providing investment management services to the Fund (and, separately, to the entire Scudder fund complex), and reviewed with DeIM the cost allocation methodology used to determine DeIM's profitability. In analyzing DeIM's costs and profits, the Board also reviewed the fees paid to and services provided by DeIM and its affiliates with respect to administrative services, fund accounting, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans). As part of this review, the Board considered information provided by an independent accounting firm engaged to review DeIM's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by DeIM and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited, Deutsche Asset Management's overall profitability with respect to the Scudder fund complex (after taking into account distribution and other services provided to the funds by DeIM and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

The practices of DeIM regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund, including DeIM's soft dollar practices. In this regard, the Board observed that DeIM had voluntarily terminated the practice of allocating brokerage commissions to acquire research services from third-party service providers. The Board indicated that it would continue to monitor the allocation of the Fund's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DeIM's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DeIM's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DeIM to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DeIM's chief compliance officer, who reports to the Board; (ii) the large number of compliance personnel who report to DeIM's chief compliance officer; and (iii) the substantial commitment of resources by Deutsche Asset Management to compliance matters.

Deutsche Bank's commitment to restructuring and growing its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high quality services to the Fund and its shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank's strategic plans for investing in the growth of its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of the DWS fund group, one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Fund's current investment management agreement, and concluded that the continuation of such agreement was in the best interests of the Fund's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

Account Management Resources

For shareholders of Classes A, B, C and Institutional

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	NOTAX	NOTBX	NOTCX	NOTIX
CUSIP Number	811170-307	811170-406	811170-505	81118T-105
Fund Number	152	252	352	512

For shareholders of Class AARP and Class S

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web sites — aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	SHYFX	SHYTX
Fund Number	108	008
Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

For AARP shareholders only: Certain investors in the AARP Investment Program are advised that limited nonpublic personal information is shared with AARP and its subsidiary AARP Services Inc. (ASI). This includes an investor's status as a current or former Program participant, name, address, and type of account maintained (i.e. IRA or non-IRA). This information must be shared so that ASI can provide quality control services, such as monitoring satisfaction with the Program. However, AARP and ASI may also use this information for other purposes such as member research, and may share this information with other AARP providers to inform members of AARP benefits and services. Shareholders residing in states with certain state specific privacy restrictions are excluded from this information sharing. All other shareholders may instruct us in writing not to share information regarding themselves or joint account holders with AARP or ASI for any purposes unrelated to the AARP Investment Program. With respect to accounts that are jointly held, an opt-out request received from any of the joint account holders will be applied to the entire account.

Questions on this policy may be sent to:

For Class AARP:
AARP Investment Program, Attention: Correspondence,
P.O. Box 219735, Kansas City, MO 64121-9735

For Class S:
Scudder Investments, Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

For all other classes:
Scudder Investments, Attention: Correspondence — Chicago
P.O. Box 219415, Kansas City, MO 64121-9415

September 2005

Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

                Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                Not applicable.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates
Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL
33910.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder High Yield Tax-Free Fund,
                                    a series of Scudder Municipal Trust

By:                                 /s/Vincent J. Esposito
                                    ----------------------
                                    Vincent J. Esposito
                                    President

Date:                               January 31, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder High Yield Tax-Free Fund,
                                    a series of Scudder Municipal Trust

By:                                 /s/Vincent J. Esposito
                                    ----------------------
                                    Vincent J. Esposito
                                    President

Date:                               January 31, 2006

By:                                 /s/Paul Schubert
                                    ----------------------
                                    Paul Schubert
                                    Chief Financial Officer and Treasurer

Date:                               January 31, 2006